UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2022 (September 28, 2022)

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EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (e)    Retirement of Director William R. Thomas. On September 29, 2022, William R. Thomas informed the Board of Directors (Board) of EOG Resources, Inc. (EOG) that he is retiring from the Board, effective October 4, 2022. Mr. Thomas’s retirement from the Board is not due to any disagreement with EOG on any matter relating to EOG’s operations, policies or practices.

Mr. Thomas has served as EOG’s non-executive Chairman of the Board since October 1, 2021 and as a member of the Board since May 2013. Among other roles with EOG, Mr. Thomas served as Chairman of the Board and Chief Executive Officer of EOG from January 2014 until his retirement as an employee and as Chief Executive Officer of EOG, in each case effective October 1, 2021.

A copy of EOG’s related press release, dated October 4, 2022, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Appointment of Ezra Y. Yacob as Chairman of the Board. In connection with the retirement of Mr. Thomas from the Board and as noted in the attached press release, the Board has appointed Ezra Y. Yacob, EOG’s Chief Executive Officer and a director of EOG since October 2021, to the additional position of Chairman of the Board, effective October 4, 2022.

In connection with the appointment of Mr. Yacob as Chairman of the Board, the Compensation and Human Resources Committee of the Board (Committee), on September 28, 2022, approved (i) a new annual base salary for Mr. Yacob of $1,000,000, effective October 8, 2022, and (ii) a bonus target for Mr. Yacob (expressed as a percentage of his annual base salary in effect as of year-end 2022) of 140%, effective October 1, 2022 and for his 2022 performance from October 1, 2022 through December 31, 2022. Mr. Yacob’s previously reported bonus target percentage of 125% (expressed as a percentage of his annual base salary in effect as of year-end 2022) will apply to his 2022 performance from January 1, 2022 through September 30, 2022.

Amendments to Outstanding SAR Grants of William R. Thomas. Upon Mr. Thomas’s retirement as an employee and as Chief Executive Officer of EOG in October 2021 and in accordance with the termination (i.e., retirement) provisions governing EOG’s grants of stock-settled stock appreciation rights (SARs), the time period during which Mr. Thomas can exercise his remaining grants of SARs was shortened – specifically, to the 18-month period following his October 1, 2021 retirement. Mr. Thomas’s grants had an original seven-year exercise period.

On September 28, 2022, in recognition of Mr. Thomas’s continued service on the Board following his retirement as an employee and as Chief Executive Officer of EOG in October 2021, the Committee approved and authorized the amendment of Mr. Thomas’s remaining outstanding grants of SARs, effective October 4, 2022, to extend the period of time during which he may exercise such grants. As is set forth in the following table, the extended expiration dates are the same as, or prior to, the original expiration dates of the grants.

Date of Grant	Original Expiration Date	Revised Expiration Date (per the termination (i.e., retirement) provisions of the grants)	Expiration Date Extension and Rationale

September 29, 2016	September 29, 2023	March 30, 2023	September 29, 2023 (such date being the original expiration date of the grant)

September 26, 2019	September 26, 2026	March 30, 2023	April 4, 2024 (such date being the date that is 18 months following the effective date of Mr. Thomas’s retirement from the Board)

September 28, 2020	September 28, 2027	March 30, 2023	April 4, 2024 (such date being the date that is 18 months following the effective date of Mr. Thomas’s retirement from the Board)

Annual Stock Grants to Named Executive Officers. In addition, on September 28, 2022, the Committee granted long-term incentive awards to each of EOG’s current named executive officers, consisting of performance units and restricted stock or restricted stock units (RSUs). The awards, which were effective September 29, 2022, were granted under the terms of the EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan.

In furtherance of the Committee’s efforts to align the long-term compensation of EOG’s named executive officers with EOG’s long-term performance, the Committee adjusted the mix of long-term incentive awards and, as is further discussed below, expanded the provisions used to determine the payout of the performance units. The Committee did not grant SARs, as it has done in previous long-term incentive awards to EOG’s named executive officers. The terms and conditions of the grants, including the vesting and termination provisions, are otherwise consistent with the Committee’s prior grants of performance units, restricted stock and RSUs.

The following table sets forth the performance units and shares of restricted stock or RSUs granted by the Committee to each of the current named executive officers.

Named Executive Officer	Performance Units	Shares of Restricted Stock/RSUs
Ezra Y. Yacob	47,800	31,866
Lloyd W. Helms	24,165	16,110
Timothy K. Driggers	17,128	11,418
Michael P. Donaldson	15,933	10,622
Jeffrey R. Leitzell	8,497	5,665

Amended Form of Performance Unit Award Agreement. Also on September 28, 2022, the Committee approved an amended form of award agreement for grants of performance units.

Pursuant to the amended form of award agreement, the applicable performance multiple (ranging from 0% to 200%), determined based on EOG’s “TSR Rank” relative to the specified peer companies, will be adjusted by applying a specified modifier ranging from minus-70% (-70%) to plus-70% (+70%), based on EOG’s average return on capital employed over the three-year performance period (Absolute ROCE Modifier), provided that in no event will the performance multiple, after applying the Absolute ROCE Modifier, exceed 200%.

The amended form of award agreement further provides that, in the event EOG’s total shareholder return over the three-year performance period is negative (i.e., less than 0%), the performance multiple shall not exceed, and shall be capped at, 100% (Negative TSR Cap).

For additional information regarding the determination of the performance multiple applicable to grants of performance units, the Absolute ROCE Modifier provisions and the Negative TSR Cap provisions, see the amended form of award agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

As noted above, such amended form of award agreement will govern the grants of performance units awarded by the Committee effective September 29, 2022.

Amendment & Restatement of Annual Bonus Plan. Lastly, on September 28, 2022, the Committee approved an amendment and restatement of EOG’s annual bonus plan (Amended and Restated Bonus Plan), originally adopted effective as of January 1, 2019.

Pursuant to the Amended and Restated Bonus Plan, the annual bonus awarded to an executive officer for a calendar year shall not exceed 200% of such executive officer’s then-applicable bonus target percentage. The Amended and Restated Bonus Plan is effective January 1, 2022 and will apply to, and will be effective beginning with, the bonus awards (if any) paid in respect of fiscal year 2022 performance.

The Amended and Restated Bonus Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

10.1    Form of Restricted Stock Unit with Performance-Based Conditions (“Performance Unit”) Award Agreement for EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan (applicable to grants made on or after September 29, 2022).

10.2    EOG Resources, Inc. Amended and Restated Annual Bonus Plan (effective as of January 1, 2022).

99.1    Press Release of EOG Resources, Inc. dated October 4, 2022.

104    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: October 4, 2022	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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